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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 23, 1999

                          CARRIER1 INTERNATIONAL, S.A.
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             (Exact name of registrant as specified in its charter)

  Luxembourg                      333-78713                     98-0199626
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(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                    Identification No.)

                  L-8009, Strassen, Route d'Arlon 3, Luxembourg
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               (Address of principal executive offices) (Zip Code)

      Registrant's telephone number, including area code: 011 41-1 297 2600

                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         On January 4, 2000, Carrier I International, S.A. (the "Company") filed a Current Report on Form 8-K. This Amended Current Report on Form 8-K/A has been filed in order to amend certain of the exhibits to the Current Report filed on January 4.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

      (c)       EXHIBITS.



                10.1 Amended and Restated Shareholders Agreement, dated as of November 23, 1999, Carlyle Hubco International Partners, L.P., iaxis B.V., Carrier1 International S.A., Providence Equity Hubco (Cayman) L.P. and
                           Hubco S.A.*


                10.2 Registration Rights Agreement, dated as of November 23, 1999, among the Carlyle entities named therein, iaxis B.V., Carrier1 International S.A., Providence Equity Partners III, L.P., Providence Equity Operating Partners III, L.P., and Hubco S.A.* ++

                10.3 Strategic Anchor Tenant Agreement, dated as of November 23, 1999, between Carrier1 International S.A. and Hubco S.A.*




      *         Portions subject to a confidential treatment request


SIGNATURES

++ Incorporated by reference to the Company's Current Report on Form 8-K, filed with the Commission on January 4, 2000
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CARRIER1 INTERNATIONAL S.A.
                                  (Registrant)

                                  By: /s/ Kees Van Ophem
                                      -----------------------------------
                                      Name:  Kees Van Ophem
                                      Title: Vice President, Purchase and
                                             General Counsel

                                      Date:  February 9, 2000